UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

CONEXEU SCIENCES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-43283	33-4814282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 West Liberty Street, Suite 880,
 Reno, Nevada, United States 89501
 (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (424) 333-5622

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	CNXU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

From June 18, 2026 through September 4, 2026, Conexeu Sciences Inc. (the "Company") has issued an aggregate of 1,448,368 unregistered shares of common stock and 202,500 unregistered common stock purchase warrants pursuant to various agreements and the exercise of outstanding common stock purchase warrants, which, in the aggregate, exceeded 5% of the Company's issued and outstanding shares of common stock since its last periodic report filed with the Securities and Exchange Commission, thereby necessitating this disclosure under Item 3.02 of Form 8-K. Information regarding each of the issuance is set forth below.

On September 4, 2026, the Company issued 762,608 shares of common stock to one individual and three entities pursuant to the exercise of warrants issued as part of the Company's warrant exercise incentive program (the "Incentive Program"), at an exercise price of US$2.30 per share for gross proceeds of $1,753,998.40. The Company intends to use the proceeds for working capital and general corporate purposes. The shares were issued pursuant to the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506(b) of Regulation D under the Securities Act for the issuance to a U.S. person and pursuant to the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to the non-U.S. persons. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 1, 2026, the Company issued 1,667 shares of common stock to a consultant at a deemed price of $7.07 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 1, 2026, the Company issued 33,500 shares of common stock to a consultant at a deemed price of $7.175 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On August 24, 2026, the Company issued 6,500 shares of common stock to two entities at a deemed price of $8.89 per share pursuant to the terms of consulting agreements. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of shares to the two consultants that are U.S. persons. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On August 24, 2026, the Company issued 3,658 shares of common stock at a deemed price of $2.30 per share pursuant to the board member agreement and a medical advisory board agreement entered into by the Company and a director, each dated October 23, 2025. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of the shares to the director who is a U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On August 24, 2026, the Company issued 1,601 shares of common stock at a deemed price of $13.96 per share pursuant to the board member agreement and a medical advisory board agreement entered into by the Company and a director, each dated October 23, 2025. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of the shares to the director who is a U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On July 30, 2026, the Company issued 1,667 shares of common stock to a consultant at a deemed price of $7.79 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On July 23, 2026, the Company issued 21,500 shares of common stock to three entities at a deemed price of $9.34 per share pursuant to the terms of consulting agreements. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of shares to two consultants that are U.S. persons, and upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S for the issuance of shares to one consultant that is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On July 23, 2026, the Company issued 70,000 shares of common stock to a consultant at a deemed price of $9.34 per share pursuant to the terms of a marketing agreement. The Company relied upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act with respect to the issuance of such shares of common stock to the consultant that is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On June 29, 2026, the Company issued 1,667 shares of common stock to a consultant at a deemed price of $10.96 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On June 23, 2026, the Company issued 70,000 shares of common stock to a consultant at a deemed price of $12.18 per share pursuant to the terms of a marketing agreement. The Company relied upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act with respect to the issuance of such shares of common stock to the consultant that is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On June 22, 2026, the Company issued an aggregate of 21,500 shares of common stock to three entities at a deemed price of $13.28 per share pursuant to the terms of consulting agreements. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of shares to two consultants that are U.S. persons, and upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S for the issuance of shares to one consultant that is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On June 18, 2026, the Company issued 202,500 common stock purchase warrants, and 202,500 shares of common stock upon the exercise of a like number of issued and outstanding common stock purchase warrants that were subject to the Incentive Program for gross proceeds of approximately $162,202.50. The Company intends to use the proceeds for general working capital purposes. Such warrants and such shares of common stock issued upon exercise of warrants were issued by the Company in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D promulgated under the Securities Act to the U.S. person. The warrants and shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On June 18, 2026, the Company issued 250,000 shares of common stock to an entity at price of $0.001 per share pursuant to the exercise of 250,000 performance common stock purchase warrants, which had vested, for gross proceeds of $250. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXEU SCIENCES INC.
	By:	/s/ Stephen Inouye
DATE: September 10, 2026		Stephen Inouye CFO, Secretary and Treasurer